UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021 (March 30, 2021)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 30, 2021, 1847 Wolo Inc., a subsidiary of 1847 Holdings LLC (the “Company”), acquired all of the issued and outstanding capital stock of Wolo Mfg. Corp., a New York corporation, and Wolo Industrial Horn & Signal, Inc., a New York corporation (together, “Wolo”), pursuant to a Stock Purchase Agreement, dated December 22, 2020, among 1847 Wolo Inc., the Company, Wolo and Barbara Solow and Stanley Solow, as amended on March 30, 2021.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on April 5, 2021 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited combined financial statements of Wolo for the years ended December 31, 2020 and 2019 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Amended and Restated Certificate of Designation of Series A Senior Convertible Preferred Shares (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 1, 2021)
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on April 1, 2021)
10.1	Stock Purchase Agreement, dated December 22, 2020, by and among 1847 Wolo Inc., Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc. and Barbara Solow and Stanley Solow (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 5, 2021)
10.2	Amendment No. 1 to Stock Purchase Agreement, dated March 30, 2021, by and among 1847 Wolo Inc., Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc. and Barbara Solow and Stanley Solow (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 5, 2021)
10.3	6% Secured Promissory Note, dated March 30, 2021, issued by 1847 Wolo Inc. to Barbara Solow and Stanley Solow (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on April 5, 2021)
10.4	Subordination and Standby Agreement., dated March 30, 2021, among Sterling National Bank, Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., and 1847 Wolo Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on April 5, 2021)
10.5	Management Services Agreement, dated March 30, 2021, by and between 1847 Wolo Inc. and 1847 Partners LLC (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on April 5, 2021)
10.6	Management Fee Subordination Agreement, dated March 30, 2021, by 1847 Partners LLC, 1847 Wolo Inc. to and for the benefit of Sterling National Bank (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on April 5, 2021)
10.7	Credit Agreement, dated March 30, 2021, among Sterling National Bank, Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc. and 1847 Wolo Inc. (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on April 5, 2021)
10.8	Revolving Credit Note issued by Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., and 1847 Wolo Inc. to Sterling National Bank on March 30, 2021 (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on April 5, 2021)
10.9	Term Note issued by Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., and 1847 Wolo Inc. to Sterling National Bank on March 30, 2021 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on April 5, 2021)
10.10	Security Agreement, dated March 30, 2021, by Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., and 1847 Wolo Inc. to Sterling National Bank (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on April 5, 2021)
10.11	Patent and Trademark Security Agreement, dated March 30, 2021, by and between Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., 1847 Wolo Inc. and Sterling National Bank (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on April 5, 2021)
10.12	Collateral Pledge Agreement, date March 30, 2021 by Wolo Mfg. Corp., Wolo Industrial Horn & Signal, Inc., and 1847 Wolo Inc. in favor of Sterling National Bank (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on April 5, 2021)
10.13	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 1, 2021)
10.14	Subscription Agreement, dated March 26, 2021, between 1847 Holdings LLC and 1847 Wolo Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 1, 2021)
99.1	Audited Combined Financial Statements for the Years Ended December 31, 2020 and 2019
99.2	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1847 HOLDINGS LLC

Date: August 2, 2021	/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer

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